UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2023
Date of Report (date of earliest event reported)

UpHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)	83-3838045 (I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices, including zip code)

(888) 424-3646
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
         Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $115.00 per share	UPH.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 16, 2023, UpHealth, Inc. (the “Company” or “UpHealth”) issued a press release announcing the execution of a membership interests purchase agreement, dated as of November 16, 2023 (the “Purchase Agreement”), by and among the Company, Cloudbreak Health, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Cloudbreak”), and Forest Buyer, LLC, a Delaware limited liability company (“Buyer”) and an affiliate of GTCR LLC, a leading private equity firm (“GTCR”), pursuant to which, at the closing, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company will sell to Buyer, and Buyer will purchase from the Company, 100% of the outstanding equity interests of Cloudbreak. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding obtaining customary regulatory and stockholder approval, the closing, including its timing, of the sale of Cloudbreak, the use of proceeds of the sale, the projected operation and financial performance of UpHealth and its various subsidiaries, including following the sale of Cloudbreak, its product offerings and developments and reception of its product by customers, and UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of UpHealth’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of UpHealth considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the sale of Cloudbreak not being satisfied, the ability of the parties to close the sale on the expected closing date or at all, the ability of UpHealth to service or otherwise pay its debt obligations, including to holders of UpHealth’s convertible notes in the event the closing does not occur, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the ICA or the Indian courts shall decide various matters that are before them or that the Glocal Board will act in compliance with their fiduciary duties to their shareholders, that UpHealth will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on UpHealth’s operations, the demand for UpHealth’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. UpHealth undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investors.uphealthinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting, as filed with the SEC on Schedule 14A on November 15, 2022. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s stockholders.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Item
99.1	Press release, dated November 16, 2023, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2023

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer